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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               October 1, 2002
                               ----------------
                               (Date of report)

                            NATIONAL PROCESSING, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)

           Ohio                           1-11905                   61-1303983
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission File Number)       (IRS Employer
of incorporation)                                                 Identification
                                                                  No.)

       1231 Durrett Lane, Louisville, Kentucky                       40213
       ----------------------------------------------------------------------
      (Address of principal executive offices)                    (Zip Code)

                                 (502) 315-2000
                                 --------------
              (Registrant's telephone number, including area code)


Item 5. Other Events
        ------------

On September 30, 2002, National Processing, Inc. (NYSE: NAP) issued a press release announcing that the board of directors named Jon L. Gorney as the company's chairman and chief executive officer. Thomas A. Wimsett, formerly the chief executive officer and president, has resigned from National Processing. Such press release is attached as Exhibit 99.1 to Registrant's filing on this Form 8-K.


                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               NATIONAL PROCESSING, INC.
                                               (Registrant)
                                               By: /s/ Carlton E. Langer
                                                  ----------------------
                                               Name:  Carlton E. Langer
                                               Title: Secretary


Dated: October 1, 2002